CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Stephen C. Miller, President of Boulder Total Return Fund Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JULY 14, 2004                             /S/ STEPHEN C. MILLER
     -------------------------------               -----------------------------
                                                   Stephen C. Miller, President
                                                   (principal executive officer)


I, Carl D. Johns, Vice President and Treasurer of Boulder Total Return Fund Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JULY 14, 2004               /S/ CARL D. JOHNS
     ----------------------          -------------------------------------------
                                     Carl D. Johns, Vice President and Treasurer
                                     (principal financial officer)